UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

Applied Materials, Inc.

Employee Savings and Retirement Plan

(Exact name of registrant as specified in its charter)

Delaware	0-6920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue
P.O. Box 58039
Santa Clara, CA		95052-8039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 12, 2005, the Audit Committee of the Board of Directors of Applied Materials, Inc. (the “Committee”) dismissed Mohler, Nixon & Williams Accountancy Corporation (“Mohler Nixon”) as the independent registered public accounting firm for the Applied Materials, Inc. Employee Savings and Retirement Plan (the “Plan”). On May 12, 2005, the Committee appointed Armanino McKenna LLP (“Armanino”) as the Plan’s new independent registered public accounting firm for the year ended December 31, 2004.

(a) Former independent registered public accounting firm.

Mohler Nixon’s reports on the audited financial statements of the Plan for the two most recent years, which ended December 31, 2002 and December 31, 2003, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits of the Plan’s financial statements as of and for the years ended December 31, 2002 and December 31, 2003 and through May 12, 2005, there were no disagreements with Mohler Nixon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mohler Nixon, would have caused Mohler Nixon to make reference thereto in its reports on the financial statements for such years. During the years ended December 31, 2002 and December 31, 2003 and through May 12, 2005, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K with respect to the Plan.

The Committee provided Mohler Nixon with a copy of the statements made in this Form 8-K and requested that Mohler Nixon furnish it with a letter addressed to the Securities and Exchange Commission stating whether Mohler Nixon agrees with these statements. A copy of Mohler Nixon’s letter dated May 12, 2005 is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm.

During the years ended December 31, 2002 and December 31, 2003 and through May 12, 2005, neither the Plan nor anyone on its behalf consulted Armanino regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
16.1	Letter from Mohler, Nixon & Williams Accountancy Corporation to the Securities and Exchange Commission dated May 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. Employee Savings and Retirement Plan
Dated: May 18, 2005

	By:	/s/ Robert G. Hartley
Robert G. Hartley Vice President, Global Compensation & Benefits

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Mohler, Nixon & Williams Accountancy Corporation to the Securities and Exchange Commission dated May 12, 2005.